UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 8, 2005

QUANTA CAPITAL HOLDINGS LTD.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-50885

Bermuda	N/A
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1 Victoria Street, Fourth Floor
Hamilton HM11
Bermuda
(Address of principal executive offices and zip code)

441-294-6350
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

In connection with the election of Robert Lippincott III as a director of the Registrant (as more fully described under Item 5.02(d) below), the Compensation Committee of the Registrant (the "Committee") granted Mr. Lippincott options to purchase 25,000 common shares at an exercise price of $8.920 per share. These options vest in equal installments over four years and have a 10 year term.

This Form 8-K also describes ordinary course executive officer compensation actions taken by the Committee at its meeting of March 8, 2005. The Committee took the following actions with respect to the compensation of the Registrant's named executive officers (as defined in Regulation S-K Item 402(a)(3)):

Name and Principal Position	2005 Salary		2004 bonus	Option grants related to 2004	Performance Shares granted related to 2004
Tobey J. Russ Chairman of the Board, President and Chief Executive Officer	750,000	(1)	0	0	0
Michael J. Murphy Deputy Chairman of the Board and Chief Operating Officer	600,000	(1)	0	0	0
John S. Brittain, Jr. Chief Financial Officer	375,000	(1)	0	0	0
Gary G. Wang Chief Risk Officer	350,000	(1)	0	8,009(2)	975(3)

(1)	No salary increase for 2005

(2)	These options vest in equal portions over four years and have a seven year term

(3)	The performance shares granted to Mr. Wang will vest based on the Registrant's achievement of average return on equity over the three year period ending December 31, 2007, as calculated in accordance with GAAP. On March 8, 2008, Mr. Wang will receive the number of common shares below based on the number stated above that is set forth opposite the average return on equity below:

Average Return on Equity	Number of Shares
Less than 12%	0%
12% or more and less than 20%	50%
20% or more and less than 25%	100%
25% or more and less than 30%	200%
30% or more	300%

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 8, 2005, the Board of Directors of the Registrant elected Robert Lippincott, III as a director to fill a vacancy on the Board and to serve until the next annual general shareholders meeting scheduled to be held on June 2, 2005. Mr. Lippincott is an independent director as such term has been defined in the listing rules of the Nasdaq National Market, Inc. He has not been named to any committees of the Board of Directors at this time.

Item 7.01    Regulation FD Disclosure.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On March 11, 2005, the Registrant issued a press release announcing the election of Robert Lippincott III to the Board of Directors. A copy of the press release is included as Exhibit 99.1 to this report.

Item 9.01    Financial Statements and Exhibits.

(c)        Exhibits

Exhibit Number	Description
99.1	Press Release dated March 11, 2005.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Quanta Capital Holdings Ltd.
Date: March 14, 2005	/s/ Tobey J. Russ Tobey J. Russ Chief Executive Officer

Index to Exhibits

Exhibit Number	Description
99.1	Press release dated March 11, 2005.